UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.        )
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Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12.
BURGER KING HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant
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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on November 19, 2009, for Burger King Holdings, Inc.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report on Form 10-K, go to www.proxydocs.com/BKC. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.
Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2009 Annual Meeting and need YOUR participation. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before November 9, 2009.
View Proxy Materials and Annual Report on Form 10-K Online at www.proxydocs.com/BKC
A convenient way to view proxy materials and VOTE!
To view your proxy materials online, go to www.proxydocs.com/BKC. Have the 12 digit control number available when you access the webstie and follow the instructions.
Printed materials may be requested by one of the following methods:
INTERNET TELEPHONE *E-MAIL www.proxypush.com/bkc (866) 648-8133 paper@investorelections.com
* If requesting material by e-mail, please send You must use the 12 digit control number a blank e-mail with the 12 digit control number located in the shaded gray box below. (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.
ACCOUNT NO. # SHARES
Burger King Holdings, Inc. Notice of Annual Meeting
Date: Thursday, November 19, 2009 Time: 9:00 A.M. (Eastern Time) Place: Hilton Miami Airport, 5101 Blue Lagoon Drive, Miami, FL 33126
The purpose of the Annual Meeting is to take action on the following proposals:
1. To elect nine (9) directors for a term to expire at the 2010 annual meeting of shareholders. 01) John W. Chidsey 04) Ronald M. Dykes 07) Sanjeev K. Mehra 02) Richard W. Boyce 05) Peter R. Formanek 08) Brian T. Swette
03) David A. Brandon 06) Manuel A. Garcia 09) Kneeland C. Youngblood
2. To ratify the selection of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending June 30, 2010.
The Board of Directors recommends that you vote FOR both proposals.
Vote In Person Instructions: While we encourage shareholders to vote by the means indicated above, a shareholder is entitled to vote in person at the annual meeting. Additionally, a shareholder who has submitted a proxy before the meeting may revoke that proxy in person at the annual meeting.